VARIABLE PRODUCTS SERIES FUND

 PROSPECTUS  |  MAY 2, 2011

 AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein VPS
    Money Market Portfolio--Class A and Class B                    Small Cap Growth Portfolio--Class A
    Intermediate Bond Portfolio--Class A                           Real Estate Investment Portfolio--Class A
    Large Cap Growth Portfolio--Class A and Class B                International Value Portfolio--Class A
    Growth and Income Portfolio--Class A and Class B               Small/Mid Cap Value Portfolio--Class A
    Growth Portfolio--Class A and Class B                          Value Portfolio--Class B
    International Growth Portfolio--Class A                        Balanced Wealth Strategy Portfolio--Class A
    Global Thematic Growth Portfolio--Class A and
    Class B

 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
SUMMARY INFORMATION................................................   4
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS.  45

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                    CLASS A CLASS B
---------------------------------------------------
Management Fees                      .45%     .45%
Distribution (12b-1) Fees            None     .25%
Other Expenses                       .43%     .43%
                                     ----    -----
Total Portfolio Operating Expenses   .88%    1.13%
                                     ====    =====
---------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B
-------------------------------
After 1 Year    $   90  $  115
After 3 Years   $  281  $  359
After 5 Years   $  488  $  622
After 10 Years  $1,084  $1,375
-------------------------------

PRINCIPAL STRATEGIES
The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the
Portfolio will maintain a NAV of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

The Portfolio may invest in:

..  marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S.
   government, its agencies or instrumentalities;

..  certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations
   (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

..  high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

..  restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Portfolio may also invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks.

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, and diversification of the
Portfolio's investments. Among other things, Rule 2a-7 requires that the
Portfolio's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed
120 days. Rule 2a-7 imposes daily and weekly liquidity standards that require the Portfolio to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS
..  MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, "break the buck." In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio's shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio's other shareholders. The Portfolio's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

..  INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio's assets, or maintaining a stable $1.00 NAV.

..  CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

An investment in the Portfolio is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  the Portfolio's average annual returns for one, five and ten years.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

                                                                             5

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01      02      03      04      05      06      07      08      09       10
-----  ------  ------  ------  ------  ------  ------  ------   ------   -----
3.57%   1.10%   0.53%   0.71%   2.35%   4.22%   4.35%   1.90%   0.17%    0.01%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.32%, 1ST QUARTER, 2001; AND WORST QUARTER WAS UP 0.0024%,
3RD AND 4TH QUARTER, 2009.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

         1 YEAR 5 YEARS 10 YEARS
--------------------------------
Class A  0.01%   2.11%   1.88%
--------------------------------
Class B  0.01%   1.94%   1.67%
--------------------------------

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .45%
Other Expenses                      .23%
                                    ----
Total Portfolio Operating Expenses  .68%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------
After 1 Year    $ 69
After 3 Years   $218
After 5 Years   $379
After 10 Years  $847
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in
non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

                                                                             7

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

..  BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected. The same would be true of asset-backed securities, such as securities backed by car loans.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its
   NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the
   Portfolio's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01      02      03      04      05      06      07      08      09       10
-----  ------  ------  ------  ------  ------  ------  ------   ------   -----
7.88%   7.79%   3.89%   3.77%   1.98%   3.93%   4.85%  -6.38%   18.51%   9.20%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.23%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                            1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                   9.20%   5.72%   5.37%
-------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)  6.54%   5.80%   5.84%
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2005      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             9

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                    CLASS A CLASS B
---------------------------------------------------
Management Fees                      .75%     .75%
Distribution (12b-1) Fees            None     .25%
Other Expenses                       .10%     .10%
                                     ----    -----
Total Portfolio Operating Expenses   .85%    1.10%
                                     ====    =====
---------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B
-------------------------------
After 1 Year    $   87  $  112
After 3 Years   $  271  $  350
After 5 Years   $  471  $  606
After 10 Years  $1,049  $1,340
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index.
While the market capitalizations of companies in the Russell 1000(R) Growth
Index ranged from approximately $0.2 billion to $364.1 billion as of
December 31, 2010, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with

less volatility than that associated with investment in smaller companies.
Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's NAV.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01       02       03      04      05      06      07      08      09       10
-----   ------   ------  ------  ------  ------  ------  ------   ------   -----
-17.21% -30.64%  23.67%   8.62%  15.14%  -0.44%  13.92%  -39.66%  37.52%  10.10%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.71%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-19.83%, 4TH QUARTER, 2008.

                                                                             11

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A                                                                            10.10%  0.71%   -0.83%
----------------------------------------------------------------------------------------------------------
Class B                                                                             9.83%  0.45%    1.08%
----------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses, or taxes)  16.71%  3.75%    0.02%
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Joseph R. Elegante     Since 2010      Senior Vice President of the Adviser

Jason P. Ley           Since 2010      Senior Vice President of the Adviser

David F. Randell       Since 2010      Senior Vice President of the Adviser

P. Scott Wallace       Since 2006      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                    CLASS A CLASS B
---------------------------------------------------
Management Fees                      .55%    .55%
Distribution (12b-1) Fees            None    .25%
Other Expenses                       .08%    .08%
                                     ----    ----
Total Portfolio Operating Expenses   .63%    .88%
                                     ====    ====
---------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B
-------------------------------
After 1 Year     $ 64   $   90
After 3 Years    $202   $  281
After 5 Years    $351   $  488
After 10 Years   $786   $1,084
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities.
The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio.
The research staff follows a primary research universe of approximately 500 largely U.S. companies.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

                                                                             13

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value"
stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the
Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Portfolio also invests in high-quality securities of non-U.S. issuers. The
Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the
   Portfolio's investments.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

  01      02      03      04       05      06      07      08      09      10
------  ------  ------  ------  ------   ------  ------  ------  ------  ------
 0.36   -22.05   32.50   11.46    4.87    17.29    5.12  -40.60   20.82   13.09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 17.55%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN
-20.17%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Class A                                                                           13.09%  0.01%   1.94%
---------------------------------------------------------------------------------------------------------
Class B                                                                           12.80% -0.25%   1.69%
---------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees, expenses, or taxes)  15.51%  1.28%   3.26%
---------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2001      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             15

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                    CLASS A CLASS B
---------------------------------------------------
Management Fees                       .75%    .75%
Distribution (12b-1) Fees             None    .25%
Other Expenses                        .25%    .25%
                                     -----   -----
Total Portfolio Operating Expenses   1.00%   1.25%
                                     =====   =====
---------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B
-------------------------------
After 1 Year    $  102  $  127
After 3 Years   $  318  $  397
After 5 Years   $  552  $  686
After 10 Years  $1,225  $1,511
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), senior sector analysts are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies'
potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the senior sector analysts to review and assess the
Portfolio's portfolio characteristics, the Investment Advisory Members'
responsibility includes cross-fertilizing best practices and insight across the firm.

The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately
80-120 companies.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years;
   and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

  01      02      03      04      05      06      07      08      09       10
 -----  ------  ------  ------  ------  ------  ------  ------   ------   -----
-23.47% -28.08% 35.06%  14.73%  11.97%  -1.07%  13.02%  -42.43%  33.13%   15.06%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 16.37%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN
-23.11%, 1ST QUARTER, 2001.

                                                                             17

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A                                                                            15.06% -0.28%   -0.60%
----------------------------------------------------------------------------------------------------------
Class B                                                                            14.80% -0.52%   -0.84%
----------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses, or taxes)  16.71%  3.75%    0.02%
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .75%
Other Expenses                      .18%
                                    ----
Total Portfolio Operating Expenses  .93%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $   95
After 3 Years   $  296
After 5 Years   $  515
After 10 Years  $1,143
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 104% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.
The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Portfolio's Investment Advisory Members (oversight group composed of senior investment professionals), sector heads are responsible for the construction of the portfolio. This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

                                                                             19

In addition to working with the sector heads to review and assess the
Portfolio's portfolio characteristics, the Investment Advisory Members'
responsibility includes cross-fertilizing best practices and insight across the firm.

Under normal market conditions, the Portfolio invests significantly (at least
40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.
The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The
Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its
   NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the
   Portfolio's investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the
Portfolio's performance compares with an index of the equity market performance of developed and emerging markets. You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on
"Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

  01      02      03      04      05      06      07      08       09      10
------  ------  ------  ------  ------  ------  ------  ------   ------  ------
-17.30% -4.19%  43.46%  24.27%  20.84%  27.04%  18.13%  -48.85%   39.58%  12.89%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.51%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-27.30%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                 1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
Portfolio                                                                                        12.89%  3.88%   7.52%
------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                       8.95%  3.05%   3.98%
------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      11.15%  4.82%   5.54%
------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Robert Alster        Since March 2011   Senior Vice President of the Adviser

William A. Johnston  Since March 2011   Senior Vice President of the Adviser

Tassos Stassopoulos  Since March 2011   Senior Vice President of the Adviser

Christopher M. Toub  Since 2005         Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             21

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                    CLASS A CLASS B
---------------------------------------------------
Management Fees                      .75%     .75%
Distribution (12b-1) Fees            None     .25%
Other Expenses                       .24%     .24%
                                     ----    -----
Total Portfolio Operating Expenses   .99%    1.24%
                                     ====    =====
---------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B
-------------------------------
After 1 Year    $  101  $  126
After 3 Years   $  315  $  393
After 5 Years   $  547  $  681
After 10 Years  $1,213  $1,500
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists'
macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the
Portfolio's investments and which are expected to change over time based on the
Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a
"bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its
   NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the
   Portfolio's investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

                                                                             23

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                   [CHART]

                              Calendar Year End (%)

  01       02       03      04      05      06      07      08      09      10
------   -------  ------  ------  ------  ------  ------  ------  ------  ------
-25.23%  -41.70%  44.18%   5.38%   3.86%   8.64%  20.20%  -47.37%  53.49% 18.93%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 34.37%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN
-35.20%, 3RD QUARTER, 2001.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Class A                                                                                         18.93%  4.64%   -1.46%
-----------------------------------------------------------------------------------------------------------------------
Class B                                                                                         18.58%  4.39%   -1.70%
-----------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                     12.67%  3.44%    3.20%
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2009      Senior Vice President of the Adviser

Amy P. Raskin         Since 2009      Senior Vice President of the Adviser

Catherine D. Wood     Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------
Management Fees                      .75%
Other Expenses                       .62%
                                    -----
Total Portfolio Operating Expenses  1.37%
                                    =====
-----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $  139
After 3 Years   $  434
After 5 Years   $  750
After 10 Years  $1,646
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest
20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2010, there were approximately 4,300 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $8.6 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for

                                                                             25

the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the
Portfolio invests in about 95-125 companies.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                              Calendar Year End (%)

  01      02       03     04      05      06      07      08      09       10
------  ------  ------  ------  ------  ------  ------  ------  ------   ------
-12.75% -31.77% 48.90%  14.55%   5.24%  10.69%  14.08% -45.54%  41.76%   36.90%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 25.28%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN
-29.52%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Portfolio                                                                          36.90%  5.94%   3.61%
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index (reflects no deduction for fees, expenses, or taxes)  29.09%  5.30%   3.78%
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2005      Senior Vice President of the Adviser

Samantha S. Lau        Since 2005      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             27

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .55%
Other Expenses                      .32%
                                    ----
Total Portfolio Operating Expenses  .87%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $   89
After 3 Years   $  278
After 5 Years   $  482
After 10 Years  $1,073
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the
Adviser's research and investment process seeks to identify those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals.
The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or
CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

                                                                             29

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01      02      03      04      05      06      07      08      09       10
-----  ------  ------  ------  ------  ------  ------  ------   ------   -----
10.79%  2.60%  39.30%  35.63%  11.67%  35.23%  -14.53% -35.68%  29.46%   26.34%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.49%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                    1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------
Portfolio                                                                           26.34%  3.99%   11.30%
-----------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses, or taxes)  27.95%  3.03%   10.76%
-----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Teresa Marziano     Since 2004      Senior Vice President of the Adviser

Prashant Tewari     Since 2010      Vice President of the Adviser

Diane Won           Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .75%
Other Expenses                      .10%
                                    ----
Total Portfolio Operating Expenses  .85%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $   87
After 3 Years   $  271
After 5 Years   $  471
After 10 Years  $1,049
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the
Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser's
Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of

                                                                             31

forecasts for real economic growth, inflation and interest rate changes.
Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or
"normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01       02       03      04      05      06      07      08      09       10
-----   ------   ------  ------  ------  ------  ------  ------   ------   -----
 n/a    -5.15%   44.36%   25.12%  16.92%  35.36%  5.84%  -53.18%  34.68%   4.59%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 26.30%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN
-28.76%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                                  SINCE
                                                                                                 1 YEAR 5 YEARS INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Portfolio (Inception Date: May 10, 2001)                                                         4.59%  -1.13%    6.69%
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      7.75%   2.46%    4.47%
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Henry S. D'Auria     Since 2003      Senior Vice President of the Adviser

Sharon E. Fay        Since 2005      Senior Vice President of the Adviser

Eric J. Franco       Since 2006      Senior Vice President of the Adviser

Kevin F. Simms       Since 2002      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             33

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .75%
Other Expenses                      .09%
                                    ----
Total Portfolio Operating Expenses  .84%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $   86
After 3 Years   $  268
After 5 Years   $  466
After 10 Years  $1,037
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to
125 companies. Under normal circumstances, the Portfolio invests at least 80%
of its net assets in securities of small- to mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of December 31, 2010, there were approximately 4,401 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $11.9 billion. In the future, the
Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Portfolio's portfolio,
Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio's portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return.
Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20%
of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

Bernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

                                                                             35

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01       02       03      04      05      06      07      08      09       10
-----   ------   ------  ------  ------  ------  ------  ------   ------   -----
 n/a    -6.20%   41.26%   19.30%  6.91%  14.42%  1.71%  -35.58%   42.86%  26.91%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.75%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-26.95%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                   SINCE
                                                                                  1 YEAR 5 YEARS INCEPTION
----------------------------------------------------------------------------------------------------------
Portfolio (Inception Date: May 2, 2001)                                           26.91%  6.33%   10.25%
----------------------------------------------------------------------------------------------------------
Russell 2500(R) Value Index (reflects no deduction for fees, expenses, or taxes)  24.82%  3.85%    8.36%
----------------------------------------------------------------------------------------------------------
Russell 2500(R) Index (reflects no deduction for fees, expenses, or taxes)        26.71%  4.86%    7.15%
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .55%
Distribution (12b-1) Fees           .25%
Other Expenses                      .16%
                                    ----
Total Portfolio Operating Expenses  .96%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------
After 1 Year    $   98
After 3 Years   $  306
After 5 Years   $  531
After 10 Years  $1,178
----------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the
Adviser to be undervalued using the fundamental value approach of the Adviser's
Bernstein unit ("Bernstein"). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized"
earnings, assuming average mid-economic cycle growth for the fifth year.

                                                                             37

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Final stock selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Portfolio may invest in securities of non-U.S. issuers and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

  01      02      03       04      05     06      07      08     09      10
------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 n/a    -12.95   28.46   13.37    5.48   21.03   -4.16  -41.01  21.04   11.42

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 18.29%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-22.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                   SINCE
                                                                                  1 YEAR 5 YEARS INCEPTION
----------------------------------------------------------------------------------------------------------
Portfolio (Inception Date: May 1, 2001)                                           11.42% -1.60%    2.27%
----------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees, expenses, or taxes)  15.51%  1.28%    3.39%
----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Christopher W. Marx       Since 2005      Senior Vice President of the Adviser

Joseph G. Paul            Since 2009      Senior Vice President of the Adviser

John D. Phillips, Jr.     Since 2005      Senior Vice President of the Adviser

Greg L. Powell            Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             39

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .55%
Other Expenses                      .13%
                                    ----
Total Portfolio Operating Expenses  .68%
                                    ====
----------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------
After 1 Year    $ 69
After 3 Years   $218
After 5 Years   $379
After 10 Years  $847
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or
REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component.
Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and
non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the U.S. The Adviser will allow the relative weightings of the Portfolio's investments in equity and debt, growth and value, and U.S. and non-U.S. component to vary in response to market conditions, but ordinarily, only by (+/-)5% of the Portfolio's net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the
Portfolio's net assets. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.
This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500
U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over
1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-protected securities).
These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The
Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

PRINCIPAL RISKS:
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

                                                                             41

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  ALLOCATION RISK: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or
   U.S. or non-U.S. securities may have a more significant effect on the
   Portfolio's NAV when one of these investment strategies is performing more poorly than others.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The annual returns in the bar chart are for the Portfolio's Class A Shares. The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

An additional index is included in the performance table to show how the
Portfolio's performance compares with an index of fixed-income securities similar to those in which the Portfolio invests. You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com
(click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                              Calendar Year End (%)

 01       02       03      04      05      06      07      08      09       10
-----   ------   ------  ------  ------  ------  ------  ------   ------   -----
 n/a     n/a      n/a      n/a    7.30%   13.92%  5.55%  -30.01%  24.88%  10.61%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 15.07%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-14.72%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                               SINCE
                                                                                              1 YEAR 5 YEARS INCEPTION
----------------------------------------------------------------------------------------------------------------------
Portfolio (Inception Date: July 1, 2004)                                                      10.61%  3.06%    4.52%
----------------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)                      15.06%  2.29%    3.76%
----------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)     6.54%  5.80%    5.42%
----------------------------------------------------------------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays Capital U.S. Aggregate Index (reflects no deduction for
fees, expenses, or taxes)                                                                     12.13%  4.08%    4.75%
----------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2004      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2004      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 44 in this Prospectus.

                                                                             43

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolios offer their shares through the separate accounts of life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the
Portfolios' shares.

     .   TAX INFORMATION

Each Portfolio may make income dividends or capital gains distribution. The income and capital gains distribution are expected to be made in shares of each
Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the
Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional
Information ("SAI").

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios'
   investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". A Portfolio, for
   example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The
   Portfolios' investments in options include the following:

 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency denominated securities held by the
   Portfolio and against increases in the U.S. Dollar cost of

                                                                             45

   securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates
   (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset
   (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The Portfolios'
   investments in swap transactions include the following:

 - Interest Rate Swaps, Swaption, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaption also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a
   Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the
   Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value"
   (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face value of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security. If a
   Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio

   had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the
   U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.
   If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

..  OTHER DERIVATIVES AND STRATEGIES.

 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
   In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
   (non-U.S.) risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the
   London Interbank Offered

                                                                             47

   Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments.
   Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying
   Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument.
   Also, the prices of the structured instrument and the Benchmark or
   Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No
   Portfolio will invest more than 20% of its total assets in these investments.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global
Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a
U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United
States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank
(International Bank for Reconstruction and Development) and the European
Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be
Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date;
however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools

(including fixed rate or variable rate mortgages) guaranteed by the Government
National Mortgage Association, or GNMA, the Federal National Mortgage
Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC,
are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Commission guidelines, the Portfolios, except for the
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO, limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. The ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO limits its investments in illiquid securities to no more than 5% of its total assets as required by Rule 2a-7. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the
"Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A
Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN OTHER INVESTMENT COMPANIES
A Portfolio may invest in other investment companies as permitted by the
Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Portfolio's expenses. A Portfolio may also invest in exchange-traded funds
("ETF"), subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers.
Agent banks typically have broad discretion in enforcing loan agreements.

                                                                             49

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities.
As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The ALLIANCEBERNSTEIN REAL ESTATE
INVESTMENT PORTFOLIO may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the
U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations.
Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. The ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal
Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the ALLIANCEBERNSTEIN REAL ESTATE
INVESTMENT PORTFOLIO does not intend to invest in residual interests.

OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stocks, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although the ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO does not invest directly in real estate, it invests primarily in securities of real estate companies. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties, increases in competition property taxes and operating expenses;
changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S.
real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a

                                                                             51

Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a
Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The
Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES
A Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments.
Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a
"floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolios involve the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

BORROWINGS AND LEVERAGE
Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment

portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the
Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer

                                                                             53

periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.
In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the
U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or
non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as
"junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace;
their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.

UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio.
Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN(R) VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund")
Board of Directors (the "Board") may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the
Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

                                                                             55

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

This Prospectus offers Class A shares for all of the Portfolios, except for
ALLIANCEBERNSTEIN VALUE PORTFOLIO, and offers Class B shares for
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO, ALLIANCEBERNSTEIN LARGE CAP GROWTH
PORTFOLIO, ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO, ALLIANCEBERNSTEIN
GROWTH PORTFOLIO, ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO and
ALLIANCEBERNSTEIN VALUE PORTFOLIO. AllianceBernstein Investments, Inc. ("ABI")
may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The purchase or sale of a Portfolio's shares is priced at the next determined
NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the
Insurer's customers ("Contractholders") who have purchased contracts from the
Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive
Trading Practices".

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the
Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the
Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the
Portfolios and typically receive compensation for selling shares of the
Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to
Class B shares each year may be paid to the financial intermediary that sells
Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the
Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the
Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the
Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2011, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $400,000. In 2010, ABI paid additional payments of approximately
$400,000 for the Portfolios.

  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN
  INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE
  INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF
  ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER
  MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY
  AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Genworth Financial
  Lincoln Financial Distributors
  Pacific Life Insurance Co.
  Prudential
  RiverSource Distributors
  SunLife Financial
  The Hartford
  Transamerica Capital

Although the Portfolios may use brokers and dealers who sell shares of the
Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each
Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term
Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a
Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the
Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a
Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a
Portfolio that does not invest primarily in securities of foreign issuers. Any
Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All
Portfolios may be adversely affected by price arbitrage.

Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the
Portfolios. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein
Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the
Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the
Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy,

                                                                             57

including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the
   Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing
   so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the
   Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the
   Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked"
   account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a
   Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares. An
   Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the
Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the New York
Stock Exchange (the "Exchange") is open for business. To calculate NAV (except for the ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO'S NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at
4:00 p.m., Eastern Time, each day the Exchange is open for business. The
Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The other Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on

which a security is traded or suspension of trading in the security. The
Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern
Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets.
To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing a
Portfolio's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above.

                                                                             59

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the
Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31,
2010, totaling more than $478 billion (of which over $84 billion represented assets of registered investment companies sponsored by the Adviser). As of
December 31, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's
FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, with approximately 3.3 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2010, each of the Portfolios paid the Adviser as a percentage of average daily net assets:

                                                        FEE AS A PERCENTAGE OF
 PORTFOLIO                                             AVERAGE DAILY NET ASSETS
 ------------------------------------------------------------------------------
 AllianceBernstein Money Market Portfolio                        .45%
 AllianceBernstein Intermediate Bond Portfolio                   .45%
 AllianceBernstein Large Cap Growth Portfolio                    .75%
 AllianceBernstein Growth and Income Portfolio                   .55%
 AllianceBernstein Growth Portfolio                              .75%
 AllianceBernstein International Growth Portfolio                .75%
 AllianceBernstein Global Thematic Growth Portfolio              .75%
 AllianceBernstein Small Cap Growth Portfolio                    .75%
 AllianceBernstein Real Estate Investment Portfolio              .55%
 AllianceBernstein International Value Portfolio                 .75%
 AllianceBernstein Small/Mid Cap Value Portfolio                 .75%
 AllianceBernstein Value Portfolio                               .55%
 AllianceBernstein Balanced Wealth Strategy Portfolio            .55%

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the period ending December 31, 2010 (in the case of
ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO, ALLIANCEBERNSTEIN INTERMEDIATE BOND
PORTFOLIO, and ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO) or in the
Portfolio's semi-annual report to shareholders for the period ending June 30,
2010 (in the case of each other Portfolio).

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a
Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO are made by the Adviser's
Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the
Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the
Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since 2001). Mr. Caruso is a Senior
Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO are made by the Adviser's U.S.
Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team
relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the persons within the U.S. Core Fixed Income
Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2006.

Shawn E. Keegan; since 2007; Vice           Vice President of the Adviser, with
President of the Adviser                    which he has been associated in a
                                            substantially similar capacity to his
                                            current position as a portfolio manager
                                            since prior to 2006.

Alison M. Martier; since 2005; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity to her
                                            current position as a portfolio manager
                                            since prior to 2006, and Director of
                                            Fixed-Income Senior Portfolio
                                            Management Team.

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Douglas J. Peebles; since 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since 2005; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006 and Director of
                                             Stable Value Investments.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN GROWTH PORTFOLIO are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members.
Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United
States and abroad.

The following table lists the senior members of the investment team with the responsibility for day-to-day management of the Portfolio's portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2006,
                                          and U.S. Relative Value Team Leader.

Vadim Zlotnikov; since 2008; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser. Previously, he
                                          was Chief Investment Officer of Growth
                                          Equities and Head of Growth Portfolio
                                          Analytics since 2008. Prior thereto, he
                                          was the Chief Investment Strategist for
                                          Sanford C. Bernstein's institutional
                                          research unit since prior to 2006.

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO are made by the Adviser's
Global Thematic Growth investment team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team,
Quantitative Research Team, Early Stage Growth Team and Research on Strategic
Change Team.

The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2006 and Director of
                                           Global Economic Research on Fixed-
                                           Income.

Amy P. Raskin; since 2009; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2006. She is also Director
                                           of Research of U.S. Growth Equities
                                           since 2006.

Catherine D. Wood; since 2009; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity to her
                                           current position as a portfolio manager
                                           since prior to 2006. She is also the
                                           Chief Investment Officer of Thematic
                                           Portfolios.

Vadim Zlotnikov; since 2009; (see above)   (see above)

The day-to-day management of, and investment decisions for, the
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO are made by the Adviser's
International Growth sector heads, with oversight by the Adviser's
International Growth Investment Advisory Members. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a sector head dedicated to that sector. The sector heads rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the sector heads with the responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio and each person's principal occupation during the past five years:

                                             PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                           THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Robert Alster; since March 2011; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser            with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2006.

William A. Johnston, since March 2011;   Senior Vice President of
Senior Vice President of the Adviser     AllianceBernstein Limited and a Senior
                                         Vice President of the Adviser, with
                                         which he has been associated since
                                         prior to 2006.

Tassos Stassopoulos; since March 2011;   Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since November
                                         2007. Prior thereto, he was a
                                         Managing Director since 2005 and a
                                         senior analyst and sector head for Pan
                                         European Travel and Leisure coverage
                                         at Credit Suisse since prior to 2006.

Christopher M. Toub; since 2005; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser            with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2006.

                                                                             61

The day-to-day management of, and investment decisions for, each of the other
Portfolios' portfolios are made by certain Senior Investment Management Teams or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Senior Investment Management Teams or Investment
Teams, as applicable, the persons within each Investment Policy Group or
Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Small   Bruce K. Aronow; since    Senior Vice President of
 Cap Growth Portfolio      2000; Senior Vice         the Adviser, with which
 Small Cap Growth          President of the Adviser  he has been associated
 Investment Team           and Small Cap Growth      in a substantially
                           Team Leader               similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2006.

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2006.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position as a
                                                     portfolio manager since
                                                     prior to 2006.

                           Wen-Tse Tseng; since      Vice President of the
                           2006; Vice President of   Adviser, with which he
                           the Adviser               has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position as a portfolio
                                                     manager since March
                                                     2006. Prior thereto, he
                                                     was the
                                                     healthcare-sector
                                                     portfolio manager for
                                                     the small-cap growth
                                                     team at William D.
                                                     Witter since prior to
                                                     February 2006.

 AllianceBernstein Real    Teresa Marziano; since    Senior Vice President of
 Estate Investment         2004; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  she has been associated
 REIT Senior Investment                              since prior to 2006. She
 Management Team                                     is also Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments.
                                                     Prior thereto, she was
                                                     Co-Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments since
                                                     July 2004.

                           Prashant Tewari; since    Vice President and
                           2010; Vice President of   Senior Research Analyst
                           the Adviser               of the Adviser, with
                                                     which he has been
                                                     associated since prior
                                                     to 2006. Previously, he
                                                     was an engagement
                                                     manager at McKinsey &
                                                     Company, focusing on
                                                     growth strategy and
                                                     operations for primarily
                                                     industrial companies.

                           Diane Won; since 2010;    Senior Vice President of
                           Senior Vice President of  the Adviser, with which
                           the Adviser               she has been associated
                                                     since prior to 2006.
                                                     Previously, she was a
                                                     senior case team leader
                                                     at Monitor Group,
                                                     concentrating on
                                                     business, operations,
                                                     and sales and marketing
                                                     strategy.

 AllianceBernstein         Henry S. D'Auria; since   Senior Vice President of
 International Value       2003; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 International Value                                 since prior to 2006. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer of Emerging
                                                     Markets Value Equities
                                                     and Co-Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     prior to 2006.

                           Sharon E. Fay; since      Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     since prior to 2006. She
                                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2006.
                                                     Until January 2006, she
                                                     was Co-Chief Investment
                                                     Officer of European and
                                                     U.K. Value Equities at
                                                     the Adviser, since prior
                                                     to 2006.

                           Eric J. Franco; since     Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006 and
                                                     Co-Chief Investment
                                                     Officer of International
                                                     Value Equities and
                                                     Global Director of Value
                                                     Research since prior to
                                                     2006.

 AllianceBernstein         James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value       since 2005; Senior Vice   the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 Small/Mid Cap Value                                 since prior to 2006. He
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer--Small- and
                                                     Mid-Cap Value Equities
                                                     and Chief Investment
                                                     Officer--Canadian Value
                                                     Equities.

                                                            PRINCIPAL
        PORTFOLIO                                     OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
                           Joseph G. Paul; since     Senior Vice President of
                           2002; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Chief Investment
                                                     Officer--US Large Cap
                                                     Value Equities, Chief
                                                     Investment
                                                     Officer--North American
                                                     Value Equities, and
                                                     Global Head of
                                                     Diversified Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Capitalization Value
                                                     Equities, Co-Chief
                                                     Investment Officer of
                                                     Real Estate Investments,
                                                     and Chief Investment
                                                     Officer of Advanced
                                                     Value since prior to
                                                     2006.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--Small- and
                                                     Mid-Cap Value Equities.

 AllianceBernstein Value   Christopher W. Marx;      Senior Vice President of
 Portfolio                 since 2005; Senior Vice   the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2006.
 Team

                           Joseph G. Paul; since     (see above)
                           2009; (see above)

                           John D. Phillips, Jr.;    Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010, he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2006.

 AllianceBernstein Large   Joseph R. Elegante;       Senior Vice President of
 Cap Growth Portfolio      since 2010; Senior Vice   the Adviser, with which
 U.S. Large Cap Growth     President of the Adviser  he has been associated
 Investment Team                                     since prior to 2006. Mr.
                                                     Elegante has been a
                                                     member of the U.S. Large
                                                     Cap Growth Investment
                                                     Team since 2004.

                           Jason P. Ley; since       Senior Vice President of
                           2010; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. Mr.
                                                     Ley has been a member of
                                                     the U.S. Large Cap
                                                     Growth Investment Team
                                                     since 2000.

                           David F. Randell; since   Senior Vice President of
                           2010; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since 2007. Prior to
                                                     2007, Mr. Randell was
                                                     associated with GTCR
                                                     Golder Rauner LLC, a
                                                     private equity firm,
                                                     since prior to 2005. Mr.
                                                     Randell has been a
                                                     member of the U.S. Large
                                                     Cap Growth Investment
                                                     Team since 2007.

                           P. Scott Wallace; since   Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. Mr.
                                                     Wallace has been a
                                                     member of the U.S. Large
                                                     Cap Growth Investment
                                                     Team since 2001.

 AllianceBernstein         Thomas J. Fontaine;       Senior Vice President of
 Balanced Wealth Strategy  since 2008; Senior Vice   the Adviser and Head of
 Portfolio                 President of the Adviser  Defined Contribution.
 Multi-Asset               and Head of Defined       Previously, Director of
 Solutions Team            Contribution              Research--Defined
                                                     Contribution. Prior
                                                     thereto, he was a
                                                     Director of Research for
                                                     the Adviser's Blend
                                                     Strategies team and
                                                     served as a senior
                                                     quantitative analyst
                                                     since prior to 2006.

                           Dokyoung Lee; since       Senior Vice President of
                           2008; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           since prior to 2006 and
                           Research--Blend           Director of
                           Strategies                Research--Blend
                                                     Strategies since 2008.

                           Seth J. Masters; since    Senior Vice President of
                           2004; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Chief Investment      since prior to 2006 and
                           Officer of Blend          Chief Investment Officer
                           Strategies and Defined    of Blend Strategies and
                           Contribution              Defined Contribution.

                           Christopher H. Nikolich;  Senior Vice President of
                           since 2004; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                           and Head of Research and  since prior to 2006, and
                           Investment                Head of Research and
                           Design--Defined           Investment
                           Contribution              Design--Defined
                                                     Contribution.

                           Patrick J. Rudden; since  Senior Vice President of
                           2009; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Head of Blend         since prior to 2006, and
                           Strategies                Head of Blend
                                                     Strategies. Prior
                                                     thereto, he was Head of
                                                     Institutional Investment
                                                     Solutions within the
                                                     Blend Team.

Additional information about the portfolio managers may be
found in the Portfolios' SAI.

                                                                             63

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS
Although the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO itself has limited performance history under its current investment policies, certain of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY PORTFOLIO have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
PORTFOLIO they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the ALLIANCEBERNSTEIN BALANCED
WEALTH STRATEGY PORTFOLIO, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may
have adversely affected the performance of the Equity and Fixed-Income
Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the
Equity and Fixed-Income Historical Accounts managed by investment teams that manage the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO'S assets.
Performance data is shown for the period during which the relevant investment team of the Adviser or Bernstein managed the Equity and Fixed-Income Historical
Accounts through December 31, 2010. The aggregate assets for the Equity and
Fixed-Income Historical Accounts managed by each investment team as of
December 31, 2010 are also shown. Each of an investment team's Equity and
Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO, which may be higher than the fees imposed on the Equity and Fixed-Income Historical
Accounts, and will reduce the returns of the ALLIANCEBERNSTEIN BALANCED WEALTH
STRATEGY PORTFOLIO. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO. Except
as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and
Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value
and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income
Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability"
method to assign stocks to the growth and value style indices. The term
"probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth")
is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the
Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those
Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index
(the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia and the Far East.

The unmanaged Barclays Capital U.S. Aggregate Index ("Barclays Capital U.S.
Aggregate") is composed of the Mortgage-Backed Securities Index, the
Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a
broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT
Developed Index") is a free- floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North
American, European and Asian real estate markets.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical
Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY PORTFOLIO managed by that investment team relative to the index would be reduced by the ALLIANCEBERNSTEIN BALANCED WEALTH
STRATEGY PORTFOLIO'S expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY PORTFOLIO'S shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices. The performance of the
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO will be affected both by the performance of each investment team managing a portion of the
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO'S assets and by the
Adviser's allocation of the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
PORTFOLIO'S portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the ALLIANCEBERNSTEIN
BALANCED WEALTH STRATEGY PORTFOLIO were to perform relatively poorly, and/or if the Adviser were to allocate more of the ALLIANCEBERNSTEIN BALANCED WEALTH
STRATEGY PORTFOLIO'S portfolio to relatively poorly performing investment teams, the performance of the ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
PORTFOLIO would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the ALLIANCEBERNSTEIN BALANCED WEALTH
STRATEGY PORTFOLIO.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO'S performance. The use of methodology different from that used to calculate performance could result in different performance data.

EQUITY AND FIXED-INCOME HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE
For periods ended December 31, 2010, with their Aggregate Assets as of
December 31, 2010

INVESTMENT TEAMS AND                 ASSETS                                       SINCE   INCEPTION
BENCHMARKS                        (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
US Large Cap Growth                 $7,884.06    9.80%  -3.42%  0.82%   -0.70%   12.81%*  12/31/77
Russell 1000 Growth                             16.71%  -0.47%  3.75%    0.02%      N/A
---------------------------------------------------------------------------------------------------
US Large Cap Value                  $3,445.16   12.62%  -7.06% -1.06%    3.20%    3.99%    3/31/99
Russell 1000 Value                              15.51%  -4.42%  1.28%    3.26%    3.86%
---------------------------------------------------------------------------------------------------
International Large Cap Growth      $2,411.25    4.18% -12.09% -1.02%    1.71%    5.44%   12/31/90
MSCI EAFE                                        7.75%  -7.02%  2.46%    3.50%    5.85%
---------------------------------------------------------------------------------------------------
International Large Cap Value       $2,756.16    2.84% -13.12% -1.07%      N/A    7.05%    3/31/01
MSCI EAFE                                        7.75%  -7.02%  2.46%      N/A    5.17%
---------------------------------------------------------------------------------------------------
Global Real Estate                  $2,255.29   19.31%  -3.75%  4.04%      N/A   10.82%    9/30/03
FTSE EPRA/NAREIT Developed Index                20.40%  -4.53%  2.88%      N/A   10.42%
---------------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------------
Intermediate Duration Bonds           $263.03    8.55%   6.61%  5.91%    5.77%    6.94%   12/31/86
Barclays Capital U.S. Aggregate                  6.54%   5.90%  5.80%    5.84%    7.15%
---------------------------------------------------------------------------------------------------

*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/10 were 12.80% and 10.66%, respectively.

                                                                             65

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution are expected to be made in shares of each
Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S.
investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX provides a measure of the performance of the U.S. Dollar-denominated, investment grade bond market, which includes U.S.
government bonds, corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly for sale in the U.S.

FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of March 31, 2011 the MSCI AC WORLD INDEX consisted of
45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

MSCI WORLD INDEX is Morgan Stanley Capital International's market capitalization weighted index composed of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

RUSSELL 1000(R) GROWTH INDEX measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R)
companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R)
companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R)
companies with higher price-to-value ratios and higher forecasted growth values.

RUSSELL 2500(R) INDEX measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell
2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2500(R) VALUE INDEX measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(R)
companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

                                                                             67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each
Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's return would have been lower. This information has been audited by
Ernst & Young LLP, the independent registered public accounting firm for all
Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                                                                                                CLASS A
                                                                                        YEAR ENDED DECEMBER 31,
                                                                            2010          2009        2008     2007      2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00        $  1.00       $  1.00  $  1.00  $  1.00
                                                                       -------        -------       -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      .00(a)(b)      .00(a)(b)     .02      .04      .04
                                                                       -------        -------       -------  -------  -------
LESS: DIVIDENDS
Dividends from net investment income                                       .00(a)         .00(a)       (.02)    (.04)    (.04)
                                                                       -------        -------       -------  -------  -------
Net asset value, end of period                                         $  1.00        $  1.00       $  1.00  $  1.00  $  1.00
                                                                       =======        =======       =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                        .01%           .17%         1.90%    4.35%    4.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $19,269        $25,318       $28,520  $23,610  $27,087
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                               .26%(d)        .66%          .96%     .99%     .93%(d)
 Expenses, before waivers and reimbursements                               .88%(d)        .90%          .96%     .99%     .93%(d)
 Net investment income                                                     .01%(b)(d)     .18%(b)      1.85%    4.28%    4.13%(d)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                CLASS B
                                                                                        YEAR ENDED DECEMBER 31,
                                                                            2010          2009        2008     2007      2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00        $  1.00       $  1.00  $  1.00  $  1.00
                                                                       -------        -------       -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      .00(a)(b)      .00(a)(b)     .02      .04      .04
                                                                       -------        -------       -------  -------  -------
LESS: DIVIDENDS
Dividends from net investment income                                       .00(a)         .00(a)       (.02)    (.04)    (.04)
                                                                       -------        -------       -------  -------  -------
Net asset value, end of period                                         $  1.00        $  1.00       $  1.00  $  1.00  $  1.00
                                                                       =======        =======       =======  =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                        .01%           .09%         1.64%    4.08%    3.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $28,212        $39,105       $36,423  $23,846  $24,537
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                               .26%(d)        .71%         1.20%    1.24%    1.19%(d)
 Expenses, before waivers and reimbursements                              1.13%(d)       1.15%         1.20%    1.24%    1.19%(d)
 Net investment income                                                     .01%(b)(d)     .08%(b)      1.57%    4.00%    3.89%(d)
---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2010        2009       2008       2007      2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.98     $  10.50   $  11.78    $ 11.78  $ 11.82
                                                                       --------     --------   --------    -------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                    .48          .52        .51        .54      .50
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .60         1.37      (1.22)       .01     (.06)
Contributions from Adviser                                                 0.00         0.00        .00(f)    0.00     0.00
                                                                       --------     --------   --------    -------  -------
Net increase (decrease) in net asset value from operations                 1.08         1.89       (.71)       .55      .44
                                                                       --------     --------   --------    -------  -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.67)        (.41)      (.57)      (.55)    (.48)
                                                                       --------     --------   --------    -------  -------
Net asset value, end of period                                         $  12.39     $  11.98   $  10.50    $ 11.78  $ 11.78
                                                                       ========     ========   ========    =======  =======
TOTAL RETURN
Total investment return based on net asset value(c)                        9.20%*      18.51%*    (6.38)%*    4.85%    3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $119,599     $129,647   $129,111    $66,305  $71,655
Ratio to average net assets of:
 Expenses                                                                   .68%(d)      .69%       .64%       .78%     .77%(d)
 Net investment income                                                     3.90%(d)     4.69%      4.72%      4.58%    4.25%(d)
Portfolio turnover rate                                                      94%         102%       106%        90%     327%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

                                                                             69

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                       2010        2009       2008        2007        2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  25.36     $  18.47   $  30.61    $  26.87   $  26.99
                                                                   --------     --------   --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                         .07          .10        .04        (.01)      (.03)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                 2.48         6.82     (12.18)       3.75       (.09)
                                                                   --------     --------   --------    --------   --------
Net increase (decrease) in net asset value from operations             2.55         6.92     (12.14)       3.74       (.12)
                                                                   --------     --------   --------    --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.12)        (.03)      0.00        0.00       0.00
                                                                   --------     --------   --------    --------   --------
Net asset value, end of period                                     $  27.79     $  25.36   $  18.47    $  30.61   $  26.87
                                                                   ========     ========   ========    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                   10.10%*      37.52%*   (39.66)%*    13.92%*     (.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $200,977     $211,940   $181,452    $395,655   $474,069
Ratio to average net assets of:
 Expenses                                                               .85%(d)      .88%       .84%        .82%       .84%(d)
 Net investment income (loss)                                           .29%(d)      .47%       .17%       (.03)%     (.12)%(d)
Portfolio turnover rate                                                 105%          97%        89%         92%        81%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                       CLASS B
                                                                               YEAR ENDED DECEMBER 31,
                                                                 2010        2009       2008        2007        2006
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  24.72     $  18.03   $  29.96    $  26.37   $  26.55
                                                             --------     --------   --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                   .01          .04       (.02)       (.08)      (.09)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   2.42         6.65     (11.91)       3.67       (.09)
                                                             --------     --------   --------    --------   --------
Net increase (decrease) in net asset value from operations       2.43         6.69     (11.93)       3.59       (.18)
                                                             --------     --------   --------    --------   --------
LESS: DIVIDENDS
Dividends from net investment income                             (.07)        0.00       0.00        0.00       0.00
                                                             --------     --------   --------    --------   --------
Net asset value, end of period                               $  27.08     $  24.72   $  18.03    $  29.96   $  26.37
                                                             ========     ========   ========    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)              9.83%*      37.10%*   (39.82)%*    13.61%*     (.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $223,520     $233,460   $192,976    $393,537   $456,374
Ratio to average net assets of:
 Expenses                                                        1.10%(d)     1.13%      1.09%       1.07%      1.08%(d)
 Net investment income (loss)                                     .04%(d)      .22%      (.08)%      (.27)%     (.37)%(d)
Portfolio turnover rate                                           105%          97%        89%         92%        81%
-------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                                    YEAR ENDED DECEMBER 31,
                                                                      2010        2009       2008        2007         2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  15.20     $  13.10   $  26.82    $  27.19    $  24.88
                                                                  --------     --------   --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                               .20          .21        .30         .39         .36
Net realized and unrealized gain (loss) on investment
 transactions                                                         1.79         2.47      (9.77)        .97        3.66
Contributions from Adviser                                            0.00         0.00       .00 (f)      .06        0.00
                                                                  --------     --------   --------    --------    --------
Net increase (decrease) in net asset value from operations            1.99         2.68      (9.47)       1.42        4.02
                                                                  --------     --------   --------    --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                  0.00         (.58)      (.45)       (.41)       (.37)
Distributions from net realized gain on investment transactions       0.00         0.00      (3.80)      (1.38)      (1.34)
                                                                  --------     --------   --------    --------    --------
Total dividends and distributions                                     0.00         (.58)     (4.25)      (1.79)      (1.71)
                                                                  --------     --------   --------    --------    --------
Net asset value, end of period                                    $  17.19     $  15.20   $  13.10    $  26.82    $  27.19
                                                                  ========     ========   ========    ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)                  13.09%*      20.82%*   (40.60)%*     5.12%**    17.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $201,521     $215,085   $211,920    $456,159    $529,732
Ratio to average net assets of:
 Expenses                                                              .63%(d)      .63%       .62%        .59%        .61%(d)
 Net investment income                                                1.30%(d)     1.58%      1.61%       1.43%       1.42%(d)
Portfolio turnover rate                                                 66%         125%       184%         74%         60%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                         CLASS B
                                                                                 YEAR ENDED DECEMBER 31,
                                                                 2010        2009       2008         2007           2006
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.08     $  12.97   $  26.55    $    26.93    $    24.65
                                                             --------     --------   --------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                          .16          .18        .25           .32           .29
Net realized and unrealized gain (loss) on investment
 transactions                                                    1.77         2.42      (9.66)          .96          3.63
Contributions from Adviser                                       0.00         0.00        .00(f)        .06          0.00
                                                             --------     --------   --------    ----------    ----------
Net increase (decrease) in net asset value from operations       1.93         2.60      (9.41)         1.34          3.92
                                                             --------     --------   --------    ----------    ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             0.00         (.49)      (.37)         (.34)         (.30)
Distributions from net realized gain on investment
 transactions                                                    0.00         0.00      (3.80)        (1.38)        (1.34)
                                                             --------     --------   --------    ----------    ----------
Total dividends and distributions                                0.00         (.49)     (4.17)        (1.72)        (1.64)
                                                             --------     --------   --------    ----------    ----------
Net asset value, end of period                               $  17.01     $  15.08   $  12.97    $    26.55    $    26.93
                                                             ========     ========   ========    ==========    ==========
TOTAL RETURN
Total investment return based on net asset value(c)             12.80%*      20.35%*   (40.69)%*       4.86%**      16.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $805,714     $837,533   $819,994    $1,758,210    $2,013,964
Ratio to average net assets of:
 Expenses                                                         .88%(d)      .88%       .87%          .84%          .86%(d)
 Net investment income                                           1.05%(d)     1.33%      1.36%         1.18%         1.17%(d)
Portfolio turnover rate                                            66%         125%       184%           74%           60%
-----------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

                                                                             71

ALLIANCEBERNSTEIN GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                          2010       2009       2008      2007        2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.56     $ 13.19   $ 22.91    $ 20.27   $ 20.49
                                                                       -------     -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                            .03         .04      (.04)      (.05)     (.04)
Net realized and unrealized gain (loss) on investment transactions        2.61        4.33     (9.68)      2.69      (.18)
                                                                       -------     -------   -------    -------   -------
Net increase (decrease) in net asset value from operations                2.64        4.37     (9.72)      2.64      (.22)
                                                                       -------     -------   -------    -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.05)       0.00      0.00       0.00      0.00
                                                                       -------     -------   -------    -------   -------
Net asset value, end of period                                         $ 20.15     $ 17.56   $ 13.19    $ 22.91   $ 20.27
                                                                       =======     =======   =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                      15.06%*     33.13%*  (42.43)%*   13.02%    (1.07)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $37,198     $37,948   $33,992    $75,834   $93,459
Ratio to average net assets of:
 Expenses                                                                 1.00%(d)    1.06%      .94%       .90%      .90%(d)
 Net investment income (loss)                                              .15%(d)     .28%     (.22)%     (.23)%    (.22)%(d)
Portfolio turnover rate                                                    121%        197%      103%        60%       55%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                CLASS B
                                                                                        YEAR ENDED DECEMBER 31,
                                                                           2010       2009       2008       2007        2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.10      $ 12.88   $ 22.42    $  19.90   $  20.15
                                                                       -------      -------   -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                           (.02)         .01      (.08)       (.10)      (.09)
Net realized and unrealized gain (loss) on investment transactions        2.55         4.21     (9.46)       2.62       (.16)
                                                                       -------      -------   -------    --------   --------
Net increase (decrease) in net asset value from operations                2.53         4.22     (9.54)       2.52       (.25)
                                                                       -------      -------   -------    --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                      (.01)        0.00      0.00        0.00       0.00
                                                                       -------      -------   -------    --------   --------
Net asset value, end of period                                         $ 19.62      $ 17.10   $ 12.88    $  22.42   $  19.90
                                                                       =======      =======   =======    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                      14.80%*      32.76%*  (42.55)%*    12.66%     (1.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $61,325      $63,368   $53,248    $121,521   $131,337
Ratio to average net assets of:
 Expenses                                                                 1.25%(d)     1.31%     1.19%       1.15%      1.15%(d)
 Net investment income (loss)                                             (.10)%(d)     .04%     (.47)%      (.49)%     (.47)%(d)
Portfolio turnover rate                                                    121%         197%      103%         60%        55%
---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                                CLASS A
                                                                                        YEAR ENDED DECEMBER 31,
                                                                           2010       2009       2008        2007        2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  16.66     $  12.52  $ 24.89    $  30.37     $ 24.27
                                                                       --------     --------  -------    --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                    .18          .22      .38         .20         .30
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.92         4.59   (12.35)       5.16        6.18
Contributions from Adviser                                                 0.00         0.00      .00(f)     0.00        0.00
                                                                       --------     --------  -------    --------     -------
Net increase (decrease) in net asset value from operations                 2.10         4.81   (11.97)       5.36        6.48
                                                                       --------     --------  -------    --------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.34)        (.67)    0.00        (.56)       (.23)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     0.00         0.00     (.40)     (10.28)       (.15)
                                                                       --------     --------  -------    --------     -------
Total dividends and distributions                                          (.34)        (.67)    (.40)     (10.84)       (.38)
                                                                       --------     --------  -------    --------     -------
Net asset value, end of period                                         $  18.42     $  16.66  $ 12.52    $  24.89     $ 30.37
                                                                       ========     ========  =======    ========     =======
TOTAL RETURN
Total investment return based on net asset value(c)                       12.89%       39.58%  (48.85)%*    18.13%      27.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $126,339     $124,335  $80,458    $165,642     $81,655
Ratio to average net assets of:
 Expenses                                                                   .93%(d)      .99%     .98%       1.21%(d)    1.23%(d)
 Net investment income                                                     1.08%(d)     1.55%    1.93%        .66%(d)    1.11%(d)
Portfolio turnover rate                                                     104%         118%      90%        126%         74%
---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

                                                                             73

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                                CLASS A
                                                                                        YEAR ENDED DECEMBER 31,
                                                                          2010        2009       2008       2007        2006
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.73     $ 10.90    $ 20.71     $ 17.23   $ 15.86
                                                                       -------     -------    -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                            .12         .07        .00(f)     (.03)     (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    2.98        5.76      (9.81)       3.51      1.42
Contributions from Adviser                                                0.00         .00(f)     .00(f)     0.00      0.00
                                                                       -------     -------    -------     -------   -------
Net increase (decrease) in net asset value from operations                3.10        5.83      (9.81)       3.48      1.37
                                                                       -------     -------    -------     -------   -------
LESS DIVIDENDS
Dividends from net investment income                                      (.36)       0.00       0.00        0.00      0.00
                                                                       -------     -------    -------     -------   -------
Net asset value, end of period                                         $ 19.47     $ 16.73    $ 10.90     $ 20.71   $ 17.23
                                                                       =======     =======    =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                      18.93%*     53.49%*+  (47.37)%*    20.20%     8.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $66,302     $65,358    $39,933     $93,919   $86,819
Ratio to average net assets of:
 Expenses                                                                  .99%(d)    1.00%       .93%        .93%      .92%(d)
 Net investment income (loss)                                              .69%(d)     .52%       .00%(f)    (.15)%    (.30)%(d)
Portfolio turnover rate                                                    117%        215%       141%        132%      117%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                     YEAR ENDED DECEMBER 31,
                                                                       2010        2009        2008       2007        2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  16.34     $  10.67    $ 20.31    $  16.94   $  15.63
                                                                   --------     --------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(e)                                         .07          .04       (.04)       (.07)      (.09)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                 2.90         5.63      (9.60)       3.44       1.40
Contributions from Adviser                                             0.00          .00(f)     .00(f)     0.00       0.00
                                                                   --------     --------    -------    --------   --------
Net increase (decrease) in net asset value from operations             2.97         5.67      (9.64)       3.37       1.31
                                                                   --------     --------    -------    --------   --------
LESS: DIVIDENDS
Dividends from net investment income                                   (.32)        0.00       0.00        0.00       0.00
                                                                   --------     --------    -------    --------   --------
Net asset value, end of period                                     $  18.99     $  16.34    $ 10.67    $  20.31   $  16.94
                                                                   ========     ========    =======    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                   18.58%*      53.14%*+  (47.46)%*    19.89%      8.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $141,649     $141,536    $84,880    $191,474   $177,350
Ratio to average net assets of:
 Expenses                                                              1.24%(d)     1.25%      1.18%       1.17%      1.18%(d)
 Net investment income (loss)                                           .44%(d)      .27%      (.24)%      (.40)%     (.55)%(d)
Portfolio turnover rate                                                 117%         215%       141%        132%       117%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2010       2009       2008      2007        2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.95      $  8.43   $ 15.48    $ 13.57   $ 12.26
                                                                       -------      -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(e)                                                    (.13)        (.13)     (.13)      (.12)     (.12)
Net realized and unrealized gain (loss) on investment transactions        4.54         3.65     (6.92)      2.03      1.43
Contributions from Adviser                                                0.00         0.00       .00(f)    0.00      0.00
                                                                       -------      -------   -------    -------   -------
Net increase (decrease) in net asset value from operations                4.41         3.52     (7.05)      1.91      1.31
                                                                       -------      -------   -------    -------   -------
Net asset value, end of period                                         $ 16.36      $ 11.95   $  8.43    $ 15.48   $ 13.57
                                                                       =======      =======   =======    =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                      36.90%*      41.76%*  (45.54)%*   14.08%    10.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $29,018      $22,876   $18,003    $39,867   $48,498
Ratio to average net assets of:
 Expenses                                                                 1.37%(d)     1.62%     1.32%      1.20%     1.16%(d)
 Net investment loss                                                     (1.00)%(d)   (1.33)%   (1.02)%     (.81)%    (.90)%(d)
Portfolio turnover rate                                                     95%         106%      129%        88%       76%
-------------------------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED DECEMBER 31,
                                                                          2010       2009     2008      2007       2006
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  9.64     $  7.86  $ 16.23   $ 22.83   $ 19.98
                                                                       -------     -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                   .23         .19      .26       .22       .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    2.30        1.98    (4.38)    (2.91)     6.02
                                                                       -------     -------  -------   -------   -------
Net increase (decrease) in net asset value from operations                2.53        2.17    (4.12)    (2.69)     6.31
                                                                       -------     -------  -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.15)       (.23)    (.26)     (.30)     (.47)
Distributions from net realized gain on investment transactions           0.00        (.16)   (3.99)    (3.61)    (2.99)
                                                                       -------     -------  -------   -------   -------
Total dividends and distributions                                         (.15)       (.39)   (4.25)    (3.91)    (3.46)
                                                                       -------     -------  -------   -------   -------
Net asset value, end of period                                         $ 12.02     $  9.64  $  7.86   $ 16.23   $ 22.83
                                                                       =======     =======  =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                      26.34%      29.46%  (35.68)%  (14.53)%   35.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $66,493     $38,317  $24,082   $50,015   $80,317
Ratio to average net assets of:
 Expenses                                                                  .87%(d)    1.25%    1.01%      .85%      .83%(d)
 Net investment income                                                    2.15%(d)    2.50%    2.13%     1.09%     1.33%(d)
Portfolio turnover rate                                                    132%         94%      46%       51%       47%
---------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

                                                                             75

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2010       2009       2008      2007        2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  14.70     $  11.05  $  25.14   $  24.96  $  19.07
                                                                       --------     --------  --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                    .27          .29       .54        .43       .38
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      .39++       3.54    (13.15)      1.07      6.21
                                                                       --------     --------  --------   --------  --------
Net increase (decrease) in net asset value from operations                  .66         3.83    (12.61)      1.50      6.59
                                                                       --------     --------  --------   --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.46)        (.18)     (.23)      (.31)     (.30)
Distributions from net realized gain on investment transactions            0.00         0.00     (1.25)     (1.01)     (.40)
                                                                       --------     --------  --------   --------  --------
Total dividends and distributions                                          (.46)        (.18)    (1.48)     (1.32)     (.70)
                                                                       --------     --------  --------   --------  --------
Net asset value, end of period                                         $  14.90     $  14.70  $  11.05   $  25.14  $  24.96
                                                                       ========     ========  ========   ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                        4.59%       34.68%   (53.18)%     5.84%    35.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $104,274     $179,342  $155,183   $219,691  $129,837
Ratio to average net assets of:
 Expenses                                                                   .85%(d)      .83%      .81%       .81%      .85%(d)
 Net investment income                                                     1.94%(d)     2.40%     2.98%      1.68%     1.75%(d)
Portfolio turnover rate                                                      52%          52%       36%        23%       25%
-------------------------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                                               CLASS A
                                                                                       YEAR ENDED DECEMBER 31,
                                                                           2010       2009      2008      2007        2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  13.41     $   9.92  $ 17.11   $  18.08  $  17.06
                                                                       --------     --------  -------   --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                    .08          .08      .13        .11       .20
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     3.52         4.01    (5.63)       .36      2.14
                                                                       --------     --------  -------   --------  --------
Net increase (decrease) in net asset value from operations                 3.60         4.09    (5.50)       .47      2.34
                                                                       --------     --------  -------   --------  --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.06)        (.12)    (.11)      (.17)     (.08)
Distributions from net realized gain on investment transactions            0.00         (.48)   (1.58)     (1.27)    (1.24)
                                                                       --------     --------  -------   --------  --------
Total dividends and distributions                                          (.06)        (.60)   (1.69)     (1.44)    (1.32)
                                                                       --------     --------  -------   --------  --------
Net asset value, end of period                                         $  16.95     $  13.41  $  9.92   $  17.11  $  18.08
                                                                       ========     ========  =======   ========  ========
TOTAL RETURN
Total investment return based on net asset value(c)                       26.91%       42.86%  (35.58)%     1.71%    14.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $174,068     $134,291  $99,957   $146,350  $159,804
Ratio to average net assets of:
 Expenses                                                                   .84%(d)      .87%     .86%       .83%      .86%(d)
 Net investment income                                                      .56%(d)      .70%     .95%       .59%     1.15%(d)
Portfolio turnover rate                                                      54%          58%      49%        32%       46%
------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

ALLIANCEBERNSTEIN VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                     YEAR ENDED DECEMBER 31,
                                                                       2010        2009       2008        2007        2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   8.90     $   7.59   $  13.79    $  14.95   $  12.84
                                                                   --------     --------   --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                                .10          .14        .24         .27        .22
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  .91         1.41      (5.58)       (.83)      2.40
                                                                   --------     --------   --------    --------   --------
Net increase (decrease) in net asset value from operations             1.01         1.55      (5.34)       (.56)      2.62
                                                                   --------     --------   --------    --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.16)        (.24)      (.24)       (.18)      (.13)
Distributions from net realized gain on investment transactions        0.00         0.00       (.62)       (.42)      (.38)
                                                                   --------     --------   --------    --------   --------
Total dividends and distributions                                      (.16)        (.24)      (.86)       (.60)      (.51)
                                                                   --------     --------   --------    --------   --------
Net asset value, end of period                                     $   9.75     $   8.90   $   7.59    $  13.79   $  14.95
                                                                   ========     ========   ========    ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                   11.42%*      21.04%*   (41.01)%*    (4.16)%    21.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $212,522     $213,827   $197,080    $329,217   $308,635
Ratio to average net assets of:
 Expenses                                                               .96%(d)      .95%       .92%        .90%       .94%(d)
 Net investment income                                                 1.12%(d)     1.84%      2.24%       1.82%      1.64%(d)
Portfolio turnover rate                                                  73%          64%        33%         20%        17%
------------------------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                                      YEAR ENDED DECEMBER 31,
                                                                      2010       2009         2008         2007         2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.66     $  8.63   $ 13.05        $12.87     $ 11.39
                                                                   -------     -------   -------        ------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(e)                                               .23         .24       .22(b)        .31(b)      .25(b)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                 .88        1.89     (3.97)          .41        1.32
Contributions from Adviser                                            0.00        0.00       .00(f)       0.00        0.00
                                                                   -------     -------   -------        ------     -------
Net increase (decrease) in net asset value from operations            1.11        2.13     (3.75)          .72        1.57
                                                                   -------     -------   -------        ------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                  (.29)       (.10)     (.39)         (.32)       (.09)
Distributions from net realized gain on investment and foreign
 currency transactions                                                0.00        0.00      (.28)         (.22)       0.00
                                                                   -------     -------   -------        ------     -------
Total dividends and distributions                                     (.29)       (.10)     (.67)         (.54)       (.09)
                                                                   -------     -------   -------        ------     -------
Net asset value, end of period                                     $ 11.48     $ 10.66   $  8.63        $13.05     $ 12.87
                                                                   =======     =======   =======        ======     =======
TOTAL RETURN
Total investment return based on net asset value(c)                  10.61%*     24.88%*  (30.01)%*       5.55%      13.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $68,914     $73,120   $67,526        $   10     $11,111
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements                           .68%(d)     .69%      .75%(d)       .76%        .99%(d)
 Expenses, before waivers and reimbursements                           .68%(d)     .69%      .78%(d)       .85%       1.07%(d)
 Net investment income                                                2.14%(d)    2.66%     3.08%(b)(d)   2.33%(b)    2.08%(b)(d)
Portfolio turnover rate                                                101%         85%       93%           77%        203%
---------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 78.

                                                                             77

Footnotes:

(a)Amount is less than $.01 per share.

(b)Net of expenses reimbursed or waived by the Adviser and/or the Distributor.

(c)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of
   Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Based on average shares outstanding.

(f)Amount is less than $0.005.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      2010  2009  2008  2007
-----------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio         0.04% 0.01% 0.09%    --
AllianceBernstein Large Cap Growth Portfolio          0.58% 1.96% 2.10% 0.39%
AllianceBernstein Growth and Income Portfolio         0.27% 0.54% 0.46%    --
AllianceBernstein Growth Portfolio                    0.22% 0.41% 0.03%    --
AllianceBernstein International Growth Portfolio         --    -- 0.01%    --
AllianceBernstein Global Thematic Growth Portfolio    0.04% 0.15% 0.03%    --
AllianceBernstein Small Cap Growth Portfolio          0.05% 0.28% 0.40%    --
AllianceBernstein Value Portfolio                     0.01% 0.02% 0.02%    --
AllianceBernstein Balanced Wealth Strategy Portfolio  0.03% 0.06% 0.10%    --

**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance for the year ended
  December 31, 2007 by 0.19%.

+ Includes the impact of reimbursements from the Adviser, which enhanced the
  Portfolio's performance for the year ended December 31, 2009 by 0.01%.

++Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in
   Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
However, it faces major ongoing uncertainties or exposure to adverse business, financial or

                                                                            A-1

economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

A-2

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the
Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the
Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in
Class A shares of all Portfolios assuming a 5% return each year except for
ALLIANCEBERNSTEIN VALUE PORTFOLIO, which shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares, assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the
10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   92.40    $10,407.60
   2             10,407.60      520.38    10,927.98      96.17     10,831.81
   3             10,831.81      541.59    11,373.40     100.09     11,273.32
   4             11,273.32      563.67    11,836.98     104.17     11,732.82
   5             11,732.82      586.64    12,319.46     108.41     12,211.05
   6             12,211.05      610.55    12,821.60     112.83     12,708.77
   7             12,708.77      635.44    13,344.21     117.43     13,226.78
   8             13,226.78      661.34    13,888.12     122.22     13,765.90
   9             13,765.90      688.30    14,454.20     127.20     14,327.00
   10            14,327.00      716.35    15,043.35     132.38     14,910.97
   --------------------------------------------------------------------------
   Cumulative                $6,024.26               $1,113.30

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 71.40     $10,428.60
   2             10,428.60      521.43    10,950.03     74.46      10,875.57
   3             10,875.57      543.78    11,419.35     77.65      11,341.70
   4             11,341.70      567.08    11,908.78     80.98      11,827.80
   5             11,827.80      591.39    12,419.19     84.45      12,334.74
   6             12,334.74      616.74    12,951.48     88.07      12,863.41
   7             12,863.41      643.17    13,506.58     91.84      13,414.73
   8             13,414.73      670.74    14,085.47     95.78      13,989.69
   9             13,989.69      699.48    14,689.17     99.89      14,589.29
   10            14,589.29      729.46    15,318.75    104.17      15,214.58
   --------------------------------------------------------------------------
   Cumulative                $6,083.27                $868.69

                                                                            B-1

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2             10,410.75      520.54    10,931.29      92.92     10,838.37
   3             10,838.37      541.92    11,380.29      96.73     11,283.56
   4             11,283.56      564.18    11,847.74     100.71     11,747.03
   5             11,747.03      587.35    12,334.38     104.84     12,229.54
   6             12,229.54      611.48    12,841.02     109.15     12,731.87
   7             12,731.87      636.59    13,368.46     113.63     13,254.83
   8             13,254.83      662.74    13,917.57     118.30     13,799.27
   9             13,799.27      689.96    14,489.23     123.16     14,366.08
   10            14,366.08      718.30    15,084.38     128.22     14,956.16
   --------------------------------------------------------------------------
   Cumulative                $6,033.06               $1,076.91

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 66.15     $10,433.85
   2             10,433.85      521.69    10,955.54     69.02      10,886.52
   3             10,886.52      544.33    11,430.85     72.01      11,358.83
   4             11,358.83      567.94    11,926.78     75.14      11,851.64
   5             11,851.64      592.58    12,444.22     78.40      12,365.82
   6             12,365.82      618.29    12,984.11     81.80      12,902.31
   7             12,902.31      645.12    13,547.43     85.35      13,462.08
   8             13,462.08      673.10    14,135.18     89.05      14,046.13
   9             14,046.13      702.31    14,748.44     92.92      14,655.52
   10            14,655.52      732.78    15,388.30     96.95      15,291.35
   --------------------------------------------------------------------------
   Cumulative                $6,098.14                $806.79

ALLIANCEBERNSTEIN GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     109.15     10,805.60
   3             10,805.60      540.28    11,345.88     113.46     11,232.42
   4             11,232.42      561.62    11,794.04     117.94     11,676.10
   5             11,676.10      583.81    12,259.91     122.60     12,137.31
   6             12,137.31      606.87    12,744.18     127.44     12,616.73
   7             12,616.73      630.84    13,247.57     132.48     13,115.10
   8             13,115.10      655.75    13,770.85     137.71     13,633.14
   9             13,633.14      681.66    14,314.80     143.15     14,171.65
   10            14,171.65      708.58    14,880.23     148.80     14,731.43
   --------------------------------------------------------------------------
   Cumulative                $5,989.16               $1,257.73

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   97.65    $10,402.35
   2             10,402.35      520.12    10,922.47     101.58     10,820.89
   3             10,820.89      541.04    11,361.93     105.67     11,256.27
   4             11,256.27      562.81    11,819.08     109.92     11,709.16
   5             11,709.16      585.46    12,294.62     114.34     12,180.28
   6             12,180.28      609.01    12,789.30     118.94     12,670.35
   7             12,670.35      633.52    13,303.87     123.73     13,180.15
   8             13,180.15      659.01    13,839.15     128.70     13,710.45
   9             13,710.45      685.52    14,395.97     133.88     14,262.09
   10            14,262.09      713.10    14,975.19     139.27     14,835.92
   --------------------------------------------------------------------------
   Cumulative                $6,009.59               $1,173.68

B-2

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  103.95    $10,396.05
   2             10,396.05      519.80    10,915.85     108.07     10,807.79
   3             10,807.79      540.39    11,348.17     112.35     11,235.83
   4             11,235.83      561.79    11,797.62     116.80     11,680.82
   5             11,680.82      584.04    12,264.86     121.42     12,143.44
   6             12,143.44      607.17    12,750.61     126.23     12,624.38
   7             12,624.38      631.22    13,255.60     131.23     13,124.37
   8             13,124.37      656.22    13,780.59     136.43     13,644.16
   9             13,644.16      682.21    14,326.37     141.83     14,184.54
   10            14,184.54      709.23    14,893.77     147.45     14,746.32
   --------------------------------------------------------------------------
   Cumulative                $5,992.07               $1,245.76
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  143.85    $10,356.15
   2             10,356.15      517.81    10,873.96     148.97     10,724.98
   3             10,724.98      536.25    11,261.23     154.28     11,106.95
   4             11,106.95      555.35    11,662.30     159.77     11,502.53
   5             11,502.53      575.13    12,077.66     165.46     11,912.19
   6             11,912.19      595.61    12,507.80     171.36     12,336.44
   7             12,336.44      616.82    12,953.27     177.46     12,775.81
   8             12,775.81      638.79    13,414.60     183.78     13,230.82
   9             13,230.82      661.54    13,892.36     190.33     13,702.03
   10            13,702.03      685.10    14,387.13     197.10     14,190.03
   --------------------------------------------------------------------------
   Cumulative                $5,882.40               $1,692.36

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   91.35    $10,408.65
   2             10,408.65      520.43    10,929.08      95.08     10,834.00
   3             10,834.00      541.70    11,375.70      98.97     11,276.73
   4             11,276.73      563.84    11,840.57     103.01     11,737.55
   5             11,737.55      586.88    12,324.43     107.22     12,217.21
   6             12,217.21      610.86    12,828.07     111.60     12,716.47
   7             12,716.47      635.82    13,352.29     116.16     13,236.12
   8             13,236.12      661.81    13,897.93     120.91     13,777.02
   9             13,777.02      688.85    14,465.87     125.85     14,340.02
   10            14,340.02      717.00    15,057.02     131.00     14,926.02
   --------------------------------------------------------------------------
   Cumulative                $6,027.19               $1,101.15

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   89.25    $10,410.75
   2             10,410.75      520.54    10,931.29      92.92     10,838.37
   3             10,838.37      541.92    11,380.29      96.73     11,283.56
   4             11,283.56      564.18    11,847.74     100.71     11,747.03
   5             11,747.03      587.35    12,334.38     104.84     12,229.54
   6             12,229.54      611.48    12,841.02     109.15     12,731.87
   7             12,731.87      636.59    13,368.46     113.63     13,254.83
   8             13,254.83      662.74    13,917.57     118.30     13,799.27
   9             13,799.27      689.96    14,489.23     123.16     14,366.08
   10            14,366.08      718.30    15,084.38     128.22     14,956.16
   --------------------------------------------------------------------------
   Cumulative                $6,033.06               $1,076.91

                                                                            B-3

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   88.20    $10,411.80
   2             10,411.80      520.59    10,932.39      91.83     10,840.56
   3             10,840.56      542.03    11,382.59      95.61     11,286.97
   4             11,286.97      564.35    11,851.32      99.55     11,751.77
   5             11,751.77      587.59    12,339.36     103.65     12,235.71
   6             12,235.71      611.79    12,847.49     107.92     12,739.57
   7             12,739.57      636.98    13,376.55     112.36     13,264.19
   8             13,264.19      663.21    13,927.40     116.99     13,810.41
   9             13,810.41      690.52    14,500.93     121.81     14,379.12
   10            14,379.12      718.96    15,098.08     126.82     14,971.25
   --------------------------------------------------------------------------
   Cumulative                $6,036.02               $1,064.74

ALLIANCEBERNSTEIN VALUE PORTFOLIO
--------------------------------------------------------------------------------
                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  100.80    $10,399.20
   2             10,399.20      519.96    10,919.16     104.82     10,814.34
   3             10,814.34      540.72    11,355.05     109.01     11,246.04
   4             11,246.04      562.30    11,808.35     113.36     11,694.99
   5             11,694.99      584.75    12,279.74     117.89     12,161.85
   6             12,161.85      608.09    12,769.94     122.59     12,647.35
   7             12,647.35      632.37    13,279.72     127.49     13,152.23
   8             13,152.23      657.61    13,809.85     132.57     13,677.27
   9             13,677.27      683.86    14,361.13     137.87     14,223.27
   10            14,223.27      711.16    14,934.43     143.37     14,791.06
   --------------------------------------------------------------------------
   Cumulative                $6,000.82               $1,209.77

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 71.40     $10,428.60
   2             10,428.60      521.43    10,950.03     74.46      10,875.57
   3             10,875.57      543.78    11,419.35     77.65      11,341.70
   4             11,341.70      567.08    11,908.78     80.98      11,827.80
   5             11,827.80      591.39    12,419.19     84.45      12,334.74
   6             12,334.74      616.74    12,951.48     88.07      12,863.41
   7             12,863.41      643.17    13,506.58     91.84      13,414.73
   8             13,414.73      670.74    14,085.47     95.78      13,989.69
   9             13,989.69      699.48    14,689.17     99.89      14,589.29
   10            14,589.29      729.46    15,318.75    104.17      15,214.58
   --------------------------------------------------------------------------
   Cumulative                $6,083.27                $868.69

B-4

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the
Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission ("Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

                                    [GRAPHIC]